ALLIANCEBERNSTEIN WEALTH STRATEGIES

-AllianceBernstein Wealth Appreciation Strategy

-AllianceBernstein Balanced Wealth Strategy

-AllianceBernstein Conservative Wealth Strategy

Supplement dated September 23, 2010 to the Prospectus dated December 31, 2009, as revised April 16, 2010, of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (collectively, the “Strategies”), offering Class A, Class B, Class C and Advisor Class shares and to the Prospectus dated December 31, 2009, as revised April 16, 2010, of the Strategies offering Class A, Class R, Class K and Class I shares.

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The Strategies invest in a combination of portfolios (the “Underlying Portfolios”) of The AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles. One of these Underlying Portfolios is the AllianceBernstein Global Real Estate Investment Portfolio (the “Portfolio”). On September 22, 2010, the Board of Trustees (the “Trustees”) of the Trust approved proposals to rename the Portfolio the “AllianceBernstein Real Asset Portfolio” (“Real Asset Portfolio”) and to change its investment objective and certain investment policies. The Portfolio’s new investment goals are to maximize real return over inflation.

The Strategies’ allocation of investments is intended to diversify their investments among various asset classes, such as stocks and bonds. The Portfolio was intended to provide additional diversification. AllianceBernstein L.P., the Strategies’ investment adviser (the “Adviser”), recommended the changes to the Portfolio’s investment objective and policies because it concluded that the Real Asset Portfolio’s dynamic allocation among inflation-sensitive asset classes, including real estate securities, would provide better diversification than the Portfolio’s current focus on real estate securities.

As approved by the Trustees, the Portfolio’s new non-fundamental investment objective will be changed from “total return from a combination of income and long-term growth of capital” to “to maximize real return over inflation”. Consistent with the change in its name, the Portfolio’s investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies, would be eliminated and the Portfolio would instead pursue an aggressive strategy involving a variety of asset classes. The Portfolio’s investment objective, name and policy changes are currently expected to become effective on or about December 31, 2010.

The Real Asset Portfolio will invest primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities or TIPS, and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio’s investments, other than inflation-protected securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives, and real-estate equity securities.

The Real Asset Portfolio may invest significantly in derivatives, such as options, futures, forwards and swap agreements, and intends to use leverage for investment purposes. The Real Asset Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. The Real Asset Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

The target percentage of assets that such Strategy invests in the Underlying Portfolios will remain the same as the current target percentages, which for the Portfolio is 10%, after the Portfolio becomes the Real Asset Portfolio.

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This Supplement should be read in conjunction with the Prospectuses for the Strategies.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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